Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Health and Wellness Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectuses.

Leefin Lai, CFA, CPA, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2001.

Thomas M. Hynes, Jr., CFA, Managing Director. Portfolio Manager of the fund through November 29, 2016. Began managing the fund in 2014.

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund through October 28, 2016. Began managing the fund in 2014.

Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Michael A. Sesser, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

September 6, 2016

PROSTKR-693